UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)                                    October 14, 2003

LABOR READY, INC.

(Exact name of Registrant as specified in its charter)

Washington	91-1287341
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

1015 A Street Tacoma, Washington 98402
(Address of principal executive offices, including zip code)

(253) 383-9101
(Registrant’s telephone number, including area code)

ITEM 12.                                              RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 14, 2003, the Company issued a press release (the “Press Release”) reporting its financial results for the third quarter ended September 26, 2003, a copy of which is attached hereto as Exhibit 99.1 and the contents of which are incorporated herein by this reference.  In accordance with General Instruction B.6. of Form 8-K, the information contained in the Press Release shall not be deemed “Filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 14, 2003

LABOR READY, INC.

	By:	/s/ Joseph P. Sambataro, Jr.
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of Labor Ready, Inc. (the “Company”), dated October 14, 2003.